N / E / W / S R / E / L / E / A / S / E

January 26, 2026

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, First Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FOURTH QUARTER 2025 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) (the "Corporation")

Achieved record full‑year results, including net income available to common stockholders of $224.1 million and diluted EPS of $3.88 for 2025.

Fourth Quarter 2025 Highlights:

•Net income available to common stockholders was $56.6 million and diluted earnings per common share totaled $0.99, compared to $56.3 million and $0.98 in the third quarter of 2025, and $63.9 million and $1.10 in the fourth quarter of 2024. Adjusted net income available to common stockholders1 was $56.4 million and adjusted diluted earnings per common share1 totaled $0.98, compared to $57.0 million and $0.99 in the third quarter of 2025, and $58.1 million and $1.00 per common share for the fourth quarter of 2024.
•Robust capital position with Common Equity Tier 1 Capital Ratio of 11.70% and Tangible Common Equity to Tangible Assets Ratio of 9.38%.
•Repurchased 1,211,224 shares totaling $46.9 million year-to-date; repurchased 271,953 shares totaling $10.4 million during the fourth quarter.
•Total loans grew $197.4 million, or 5.8% annualized, on a linked quarter basis, and $938.8 million, or 7.3%, during the last twelve months.
•Total deposits increased $424.9 million, or 11.4% annualized, on a linked quarter basis, and $773.2 million, or 5.3%, during the last twelve months.
•Nonperforming assets to total assets were 38 basis points compared to 36 basis points on a linked quarter basis and 43 basis points as of the fourth quarter of 2024.
•The efficiency ratio totaled 54.52% for the quarter.
•Received regulatory approval of the acquisition of First Savings Financial Group, Inc. adding approximately $2.4 billion in assets and expanding the Corporation's presence into Southern Indiana and the Louisville MSA. Closing is expected on February 1, 2026.

"First Merchants delivered record double-digit earnings and high single-digit loan growth in 2025. Our capital, liquidity and credit positions remain very strong and position us for continued success," said Mark Hardwick, Chief Executive Officer. "The pending completion of the First Savings Bank acquisition on February 1st will further enhance our state-wide Indiana presence. We value the continued trust of our clients, teammates and shareholders."

Fourth Quarter Financial Results:

First Merchants Corporation (the “Corporation”) reported fourth quarter 2025 net income available to common stockholders of $56.6 million compared to $63.9 million during the same period in 2024. Diluted earnings per common share for the period totaled $0.99 compared to $1.10 in the fourth quarter of 2024. During the fourth quarter of 2024, the Corporation completed the sale of five Illinois branches, including $7.4 million of loans and $267.4 million of deposits, generating a $20.0 million gain recorded in noninterest income. Excluding non-core income and expenses incurred in each period, adjusted earnings per common share1 for the fourth quarter 2025 totaled $0.98 compared to $1.00 in the prior year period.

Total assets of the Corporation equaled $19.0 billion as of quarter-end and loans totaled $13.8 billion. During the past twelve months, total loans grew by $938.8 million, or 7.3%. On a linked quarter basis, loans grew $197.4 million, or 5.8% annualized.

Investments, totaling $3.4 billion, decreased $82.1 million, or 2.4%, during the last twelve months and were flat on a linked quarter basis. Investments declined during the quarter due to principal paydowns and maturities; however, the decline was offset by an increase in the securities portfolio valuation.

Total deposits equaled $15.3 billion as of quarter-end and increased by $773.2 million, or 5.3%, over the past twelve months. On a linked quarter basis, deposits increased $424.9 million, or 11.4% annualized. The loan to deposit ratio decreased to 90.3% at period end from 91.6% in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $195.6 million as of quarter-end, or 1.42% of total loans, an increase of $1.1 million from prior quarter. Net charge-offs totaled $6.0 million and provision for credit losses of $7.2 million was recorded during the quarter. Reserves for unfunded commitments totaled $18.0 million and remained unchanged from the prior quarter. Non-performing assets to total assets were 0.38% for the fourth quarter of 2025, compared to 0.36% in the prior quarter, reflecting stable credit performance.

Net interest income, totaling $139.1 million for the quarter, increased $5.4 million, or 4.0%, compared to prior quarter and increased $4.7 million, or 3.5%, compared to the fourth quarter of 2024. Positively impacting net interest income was an interest recovery of $3.3 million recorded during the current quarter from the successful resolution of a nonaccrual commercial real estate loan. Fully tax equivalent net interest margin was 3.29%, an increase of five basis points compared to prior quarter, and an increase of one basis point compared to the fourth quarter of 2024.

Noninterest income totaled $33.1 million for the quarter, an increase of $0.6 million compared to the third quarter of 2025 and a decrease of $9.6 million from the fourth quarter of 2024. The linked quarter increase was driven by higher customer-related fees including wealth management and card payment fees, as well as higher gains on the sales of mortgage loans. The decrease from the fourth quarter of prior year was driven by a gain on the sale of five Illinois branches to Old Second National Bank on December 6, 2024. Customer-related fees increased $0.7 million over the fourth quarter of prior year.

Noninterest expense totaled $99.5 million for the quarter, an increase of $3.0 million from the third quarter of 2025 and an increase of $3.2 million from the fourth quarter of 2024. The linked quarter increase was from higher health insurance, software and credit costs. Additionally, $0.5 million of acquisition-related costs were recorded in the current quarter. Offsetting these increases was a $0.7 million reduction of an FDIC special assessment accrual that was originally recorded in the first quarter of 2024 following the bank failures of 2023. The increase from the fourth quarter of 2024 was due to higher salaries, employee benefits and data processing costs offset by the reduction of the FDIC special assessment accrual.

The Corporation’s total risk-based capital ratio equaled 13.41%, common equity tier 1 capital ratio equaled 11.70%, and the tangible common equity ratio totaled 9.38%. These ratios continue to reflect the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and webcast at 9:00 a.m. (ET) on Tuesday, January 27, 2026.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register-conf.media-server.com/register/BI2b60181d46504632aa732ea584590460)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/o68enev5) during the time of the call. A replay of the webcast will be available until January 27, 2027.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger between First Merchants and First Savings, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the proposed merger, as well as other statements of expectations regarding the proposed merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the proposed merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the proposed merger may not be fully realized or realized within the expected time frame; revenues following the proposed merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the proposed merger; the ability to complete the proposed merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit-worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the SEC. Neither First Merchants nor First Savings undertakes any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. In addition, the companies’ respective past results of operations do not necessarily indicate their anticipated future results, whether or not the proposed merger is completed.

Non-GAAP Financial Measures

This news release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within this news release, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

* * * *

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	December 31,
	2025	2024
ASSETS
Cash and due from banks	$84,158	$87,616
Interest-bearing deposits	196,300	298,891
Investment securities available for sale	1,407,102	1,386,475
Investment securities held to maturity, net of allowance for credit losses	1,971,539	2,074,220
Loans held for sale	20,079	18,663
Loans	13,791,707	12,854,359
Less: Allowance for credit losses - loans	(195,597)	(192,757)
Net loans	13,596,110	12,661,602
Premises and equipment	121,058	129,743
Federal Home Loan Bank stock	47,245	41,690
Interest receivable	93,374	91,829
Goodwill	712,002	712,002
Other intangibles	13,800	19,828
Cash surrender value of life insurance	308,438	304,906
Other real estate owned	658	4,948
Tax asset, deferred and receivable	78,664	92,387
Other assets	374,574	387,169
TOTAL ASSETS	$19,025,101	$18,311,969
LIABILITIES
Deposits:
Noninterest-bearing	$2,137,262	$2,325,579
Interest-bearing	13,157,593	12,196,047
Total Deposits	15,294,855	14,521,626
Borrowings:
Federal funds purchased	40,000	99,226
Securities sold under repurchase agreements	103,755	142,876
Federal Home Loan Bank advances	798,549	822,554
Subordinated debentures and other borrowings	57,630	93,529
Total Borrowings	999,934	1,158,185
Interest payable	18,235	16,102
Other liabilities	245,410	311,073
Total Liabilities	16,558,434	16,006,986
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 56,951,939 and 57,974,535 shares	7,119	7,247
Additional paid-in capital	1,150,816	1,188,768
Retained earnings	1,413,742	1,272,528
Accumulated other comprehensive loss	(130,135)	(188,685)
Total Stockholders' Equity	2,466,667	2,304,983
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$19,025,101	$18,311,969

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2025	2024	2025	2024
INTEREST INCOME
Loans:
Taxable	$203,120	$197,536	$786,427	$803,652
Tax-exempt	10,905	9,020	43,415	34,262
Investment securities:
Taxable	7,736	9,024	32,662	36,086
Tax-exempt	12,459	12,754	49,952	53,487
Deposits with financial institutions	2,187	5,350	8,127	16,992
Federal Home Loan Bank stock	1,037	958	4,209	3,527
Total Interest Income	237,444	234,642	924,792	948,006
INTEREST EXPENSE
Deposits	88,670	89,835	344,279	386,127
Federal funds purchased	218	26	2,219	481
Securities sold under repurchase agreements	405	680	2,464	3,057
Federal Home Loan Bank advances	8,047	8,171	35,763	29,886
Subordinated debentures and other borrowings	1,040	1,560	4,054	7,341
Total Interest Expense	98,380	100,272	388,779	426,892
NET INTEREST INCOME	139,064	134,370	536,013	521,114
Provision for credit losses	7,150	4,200	21,250	35,700
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	131,914	130,170	514,763	485,414
NONINTEREST INCOME
Service charges on deposit accounts	8,704	8,124	34,263	32,606
Fiduciary and wealth management fees	9,175	8,665	35,492	34,215
Card payment fees	5,325	4,957	19,790	19,317
Net gains and fees on sales of loans	5,421	5,681	21,275	20,840
Derivative hedge fees	1,053	1,594	3,385	3,082
Other customer fees	315	316	1,545	1,547
Earnings on bank-owned life insurance	1,854	2,188	7,613	8,464
Net realized losses on sales of available for sale securities	—	(11,592)	(8)	(20,757)
Gain on branch sale	—	19,983	—	19,983
Other income	1,259	2,826	3,579	6,283
Total Noninterest Income	33,106	42,742	126,934	125,580
NONINTEREST EXPENSE
Salaries and employee benefits	58,254	55,437	225,080	221,167
Net occupancy	7,283	7,335	28,401	28,387
Equipment	7,681	7,028	28,614	26,802
Marketing	2,324	2,582	7,794	7,389
Outside data processing fees	7,509	6,029	27,488	27,140
Printing and office supplies	450	377	1,380	1,462
Intangible asset amortization	1,498	1,771	6,028	7,271
FDIC assessments	2,684	3,744	13,410	15,029
Other real estate owned and foreclosure expenses	775	227	1,525	2,076
Professional and other outside services	3,774	3,777	14,494	14,586
Other expenses	7,290	7,982	28,369	27,957
Total Noninterest Expense	99,522	96,289	382,583	379,266
Income Before Income Taxes	65,498	76,623	259,114	231,728
Income tax expense	8,433	12,274	33,113	30,326
NET INCOME	57,065	64,349	226,001	201,402
Preferred stock dividends	469	469	1,875	1,875
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$56,596	$63,880	$224,126	$199,527
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.99	$1.10	$3.90	$3.42
Diluted Net Income Available to Common Stockholders	$0.99	$1.10	$3.88	$3.41
Cash Dividends Paid to Common Stockholders	$0.36	$0.35	$1.43	$1.39
Tangible Common Book Value Per Share	$30.18	$26.78	$30.18	$26.78
Average Diluted Common Shares Outstanding (in thousands)	57,442	58,247	57,726	58,533

FINANCIAL HIGHLIGHTS
(Dollars In Thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
NET CHARGE-OFFS	$6,021	$771	$18,410	$49,377

AVERAGE BALANCES:
Total Assets	$19,039,989	$18,478,303	$18,633,952	$18,400,495
Total Loans	13,717,822	12,757,676	13,320,678	12,634,324
Total Earning Assets	17,648,233	17,089,198	17,264,588	17,054,267
Total Deposits	15,294,518	14,788,294	14,816,114	14,816,564
Total Stockholders' Equity	2,452,005	2,312,270	2,375,500	2,252,491

FINANCIAL RATIOS:
Return on Average Assets	1.20%	1.39%	1.21%	1.09%
Return on Average Stockholders' Equity	9.23	11.05	9.43	8.86
Return on Tangible Common Stockholders' Equity	13.57	16.75	14.08	13.71
Average Earning Assets to Average Assets	92.69	92.48	92.65	92.68
Allowance for Credit Losses - Loans as % of Total Loans	1.42	1.50	1.42	1.50
Net Charge-offs as % of Average Loans (Annualized)	0.18	0.02	0.14	0.39
Average Stockholders' Equity to Average Assets	12.88	12.51	12.75	12.24
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.52	5.63	5.50	5.69
Interest Expense/Average Earning Assets	2.23	2.35	2.25	2.50
Net Interest Margin FTE	3.29	3.28	3.25	3.19
Efficiency Ratio	54.52	48.48	54.54	53.55

ASSET QUALITY
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Nonaccrual Loans	$71,773	$65,740	$67,358	$81,922	$73,773
Other Real Estate Owned and Repossessions	658	1,270	177	4,966	4,948
Nonperforming Assets (NPA)	72,431	67,010	67,535	86,888	78,721
90+ Days Delinquent	2,042	1,925	4,443	4,280	5,902
NPAs & 90+ Days Delinquent	$74,473	$68,935	$71,978	$91,168	$84,623

Allowance for Credit Losses - Loans	$195,597	$194,468	$195,316	$192,031	$192,757
Quarterly Net Charge-offs	6,021	5,148	2,315	4,926	771
NPAs / Actual Assets %	0.38%	0.36%	0.36%	0.47%	0.43%
NPAs & 90 Day / Actual Assets %	0.39%	0.37%	0.39%	0.49%	0.46%
NPAs / Actual Loans and OREO %	0.52%	0.49%	0.51%	0.67%	0.61%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.42%	1.43%	1.47%	1.47%	1.50%
Quarterly Net Charge-offs as % of Average Loans (Annualized)	0.18%	0.15%	0.07%	0.15%	0.02%

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
ASSETS
Cash and due from banks	$84,158	$88,079	$81,567	$86,113	$87,616
Interest-bearing deposits	196,300	168,706	223,343	331,534	298,891
Investment securities available for sale	1,407,102	1,386,903	1,358,130	1,378,489	1,386,475
Investment securities held to maturity, net of allowance for credit losses	1,971,539	1,995,488	2,022,826	2,048,632	2,074,220
Loans held for sale	20,079	23,190	28,783	23,004	18,663
Loans	13,791,707	13,591,174	13,296,759	13,004,905	12,854,359
Less: Allowance for credit losses - loans	(195,597)	(194,468)	(195,316)	(192,031)	(192,757)
Net loans	13,596,110	13,396,706	13,101,443	12,812,874	12,661,602
Premises and equipment	121,058	121,771	122,808	128,749	129,743
Federal Home Loan Bank stock	47,245	47,264	47,290	45,006	41,690
Interest receivable	93,374	89,102	93,258	88,352	91,829
Goodwill	712,002	712,002	712,002	712,002	712,002
Other intangibles	13,800	15,298	16,797	18,302	19,828
Cash surrender value of life insurance	308,438	306,583	305,695	304,918	304,906
Other real estate owned	658	1,270	177	4,966	4,948
Tax asset, deferred and receivable	78,664	89,758	97,749	87,665	92,387
Other assets	374,574	369,509	380,909	369,181	387,169
TOTAL ASSETS	$19,025,101	$18,811,629	$18,592,777	$18,439,787	$18,311,969
LIABILITIES
Deposits:
Noninterest-bearing	$2,137,262	$2,100,570	$2,197,416	$2,185,057	$2,325,579
Interest-bearing	13,157,593	12,769,409	12,600,162	12,276,921	12,196,047
Total Deposits	15,294,855	14,869,979	14,797,578	14,461,978	14,521,626
Borrowings:
Federal funds purchased	40,000	199,370	85,000	185,000	99,226
Securities sold under repurchase agreements	103,755	122,226	114,758	122,947	142,876
Federal Home Loan Bank advances	798,549	798,626	898,702	972,478	822,554
Subordinated debentures and other borrowings	57,630	57,632	62,617	62,619	93,529
Total Borrowings	999,934	1,177,854	1,161,077	1,343,044	1,158,185
Interest payable	18,235	18,240	16,174	13,304	16,102
Other liabilities	245,410	333,154	269,996	289,247	311,073
Total Liabilities	16,558,434	16,399,227	16,244,825	16,107,573	16,006,986
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,119	7,149	7,159	7,226	7,247
Additional paid-in capital	1,150,816	1,158,026	1,163,170	1,183,263	1,188,768
Retained earnings	1,413,742	1,377,966	1,342,473	1,306,911	1,272,528
Accumulated other comprehensive loss	(130,135)	(155,864)	(189,975)	(190,311)	(188,685)
Total Stockholders' Equity	2,466,667	2,412,402	2,347,952	2,332,214	2,304,983
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$19,025,101	$18,811,629	$18,592,777	$18,439,787	$18,311,969

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
INTEREST INCOME
Loans:
Taxable	$203,120	$200,406	$195,173	$187,728	$197,536
Tax-exempt	10,905	11,173	10,805	10,532	9,020
Investment securities:
Taxable	7,736	8,288	8,266	8,372	9,024
Tax-exempt	12,459	12,460	12,516	12,517	12,754
Deposits with financial institutions	2,187	1,676	1,892	2,372	5,350
Federal Home Loan Bank stock	1,037	1,092	1,083	997	958
Total Interest Income	237,444	235,095	229,735	222,518	234,642
INTEREST EXPENSE
Deposits	88,670	90,821	84,241	80,547	89,835
Federal funds purchased	218	224	965	812	26
Securities sold under repurchase agreements	405	654	663	742	680
Federal Home Loan Bank advances	8,047	8,638	9,714	9,364	8,171
Subordinated debentures and other borrowings	1,040	1,093	1,138	783	1,560
Total Interest Expense	98,380	101,430	96,721	92,248	100,272
NET INTEREST INCOME	139,064	133,665	133,014	130,270	134,370
Provision for credit losses	7,150	4,300	5,600	4,200	4,200
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	131,914	129,365	127,414	126,070	130,170
NONINTEREST INCOME
Service charges on deposit accounts	8,704	8,921	8,566	8,072	8,124
Fiduciary and wealth management fees	9,175	8,842	8,831	8,644	8,665
Card payment fees	5,325	5,007	4,932	4,526	4,957
Net gains and fees on sales of loans	5,421	4,983	5,849	5,022	5,681
Derivative hedge fees	1,053	1,097	831	404	1,594
Other customer fees	315	414	401	415	316
Earnings on bank-owned life insurance	1,854	1,667	1,913	2,179	2,188
Net realized losses on sales of available for sale securities	—	—	(1)	(7)	(11,592)
Gain on branch sale	—	—	—	—	19,983
Other income (loss)	1,259	1,546	(19)	793	2,826
Total Noninterest Income	33,106	32,477	31,303	30,048	42,742
NONINTEREST EXPENSE
Salaries and employee benefits	58,254	57,317	54,527	54,982	55,437
Net occupancy	7,283	7,057	6,845	7,216	7,335
Equipment	7,681	6,998	6,927	7,008	7,028
Marketing	2,324	2,120	1,997	1,353	2,582
Outside data processing fees	7,509	6,943	7,107	5,929	6,029
Printing and office supplies	450	311	272	347	377
Intangible asset amortization	1,498	1,499	1,505	1,526	1,771
FDIC assessments	2,684	3,526	3,552	3,648	3,744
Other real estate owned and foreclosure expenses	775	121	29	600	227
Professional and other outside services	3,774	3,718	3,741	3,261	3,777
Other expenses	7,290	6,951	7,096	7,032	7,982
Total Noninterest Expense	99,522	96,561	93,598	92,902	96,289
Income Before Income Taxes	65,498	65,281	65,119	63,216	76,623
Income tax expense	8,433	8,516	8,287	7,877	12,274
NET INCOME	57,065	56,765	56,832	55,339	64,349
Preferred stock dividends	469	468	469	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$56,596	$56,297	$56,363	$54,870	$63,880
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.99	$0.98	$0.98	$0.95	$1.10
Diluted Net Income Available to Common Stockholders	$0.99	$0.98	$0.98	$0.94	$1.10
Cash Dividends Paid to Common Stockholders	$0.36	$0.36	$0.36	$0.35	$0.35
Tangible Common Book Value Per Share	$30.18	$29.08	$27.90	$27.34	$26.78
Average Diluted Common Shares Outstanding (in thousands)	57,442	57,448	57,773	58,242	58,247
FINANCIAL RATIOS:
Return on Average Assets	1.20%	1.22%	1.23%	1.21%	1.39%
Return on Average Stockholders' Equity	9.23	9.51	9.63	9.38	11.05
Return on Tangible Common Stockholders' Equity	13.57	14.21	14.49	14.12	16.75
Average Earning Assets to Average Assets	92.69	92.73	92.71	92.47	92.48
Allowance for Credit Losses - Loans as % of Total Loans	1.42	1.43	1.47	1.47	1.50
Net Charge-offs as % of Average Loans (Annualized)	0.18	0.15	0.07	0.15	0.02
Average Stockholders' Equity to Average Assets	12.88	12.71	12.64	12.76	12.51
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.52	5.58	5.50	5.39	5.63
Interest Expense/Average Earning Assets	2.23	2.34	2.25	2.17	2.35
Net Interest Margin FTE	3.29	3.24	3.25	3.22	3.28
Efficiency Ratio	54.52	55.09	53.99	54.54	48.48

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Commercial and industrial loans	$4,478,282	$4,604,895	$4,440,924	$4,306,597	$4,114,292
Agricultural land, production and other loans to farmers	283,125	275,817	265,172	243,864	256,312
Real estate loans:
Construction	804,775	789,021	836,033	793,175	792,144
Commercial real estate, non-owner occupied	2,338,666	2,304,889	2,171,092	2,177,869	2,274,016
Commercial real estate, owner occupied	1,237,100	1,232,117	1,226,797	1,214,739	1,157,944
Residential	2,420,310	2,412,783	2,397,094	2,389,852	2,374,729
Home equity	710,980	687,021	673,961	650,499	659,811
Individuals' loans for household and other personal expenditures	155,436	138,703	141,045	140,954	166,028
Public finance and other commercial loans	1,363,033	1,145,928	1,144,641	1,087,356	1,059,083
Loans	13,791,707	13,591,174	13,296,759	13,004,905	12,854,359
Allowance for credit losses - loans	(195,597)	(194,468)	(195,316)	(192,031)	(192,757)
NET LOANS	$13,596,110	$13,396,706	$13,101,443	$12,812,874	$12,661,602

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Demand deposits	$7,770,473	$7,645,698	$7,798,695	$7,786,554	$7,980,061
Savings deposits	5,481,785	5,164,707	4,984,659	4,791,874	4,522,758
Certificates and other time deposits of $100,000 or less	603,690	627,828	617,857	625,203	692,068
Certificates and other time deposits of $100,000 or more	915,293	910,337	891,139	896,143	1,043,068
Brokered certificates of deposits (1)	523,614	521,409	505,228	362,204	283,671
TOTAL DEPOSITS	$15,294,855	$14,869,979	$14,797,578	$14,461,978	$14,521,626

(1) Total brokered deposits of $1.5 billion, which includes brokered CD's of $523.6 million at December 31, 2025.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Three Months Ended
	December 31, 2025			December 31, 2024
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$313,018	$2,187	2.79%	$522,868	$5,350	4.09%
Federal Home Loan Bank stock	47,251	1,037	8.78	41,703	958	9.19
Investment Securities: (1)
Taxable	1,535,025	7,736	2.02	1,677,554	9,024	2.15
Tax-exempt (2)	2,035,117	15,771	3.10	2,089,397	16,144	3.09
Total Investment Securities	3,570,142	23,507	2.63	3,766,951	25,168	2.67
Loans held for sale	32,272	494	6.12	36,219	550	6.07
Loans: (3)
Commercial	9,417,302	160,949	6.84	8,753,723	156,414	7.15
Real estate mortgage	2,236,769	26,019	4.65	2,177,351	24,401	4.48
HELOC and installment	870,199	15,658	7.20	841,537	16,171	7.69
Tax-exempt (2)	1,161,280	13,778	4.75	948,846	11,418	4.81
Total Loans	13,717,822	216,898	6.32	12,757,676	208,954	6.55
Total Earning Assets	17,648,233	243,629	5.52%	17,089,198	240,430	5.63%
Total Non-Earning Assets	1,391,756			1,389,105
TOTAL ASSETS	$19,039,989			$18,478,303
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,652,753	$34,573	2.45%	$5,564,228	$37,049	2.66%
Money market deposits	4,144,256	31,813	3.07	3,189,334	25,463	3.19
Savings deposits	1,261,173	2,399	0.76	1,362,705	3,102	0.91
Certificates and other time deposits	2,077,545	19,885	3.83	2,313,284	24,221	4.19
Total Interest-Bearing Deposits	13,135,727	88,670	2.70	12,429,551	89,835	2.89
Borrowings	973,364	9,710	3.99	1,049,677	10,437	3.98
Total Interest-Bearing Liabilities	14,109,091	98,380	2.79	13,479,228	100,272	2.98
Noninterest-bearing deposits	2,158,791			2,358,743
Other liabilities	320,102			328,062
Total Liabilities	16,587,984			16,166,033
STOCKHOLDERS' EQUITY	2,452,005			2,312,270
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$19,039,989			$18,478,303
Net Interest Income (FTE)		$145,249			$140,158
Net Interest Spread (FTE) (4)			2.73%			2.65%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.52%			5.63%
Interest Expense / Average Earning Assets			2.23%			2.35%
Net Interest Margin (FTE) (5)			3.29%			3.28%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2025 and 2024. These totals equal $6.2 million and $5.8 million for the three months ended December 31, 2025 and 2024, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Twelve Months Ended
	December 31, 2025			December 31, 2024
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$272,164	$8,127	2.99%	$418,163	$16,992	4.06%
Federal Home Loan Bank stock	46,289	4,209	9.09	41,736	3,527	8.45
Investment Securities: (1)
Taxable	1,585,375	32,662	2.06	1,759,578	36,086	2.05
Tax-exempt (2)	2,040,082	63,230	3.10	2,200,466	67,705	3.08
Total Investment Securities	3,625,457	95,892	2.64	3,960,044	103,791	2.62
Loans held for sale	26,199	1,603	6.12	29,650	1,792	6.04
Loans: (3)
Commercial	9,091,847	621,298	6.83	8,687,638	641,393	7.38
Real estate mortgage	2,211,726	101,203	4.58	2,158,743	94,890	4.40
HELOC and installment	846,430	62,323	7.36	830,079	65,577	7.90
Tax-exempt (2)	1,144,476	54,857	4.79	928,214	43,370	4.67
Total Loans	13,320,678	841,284	6.32	12,634,324	847,022	6.70
Total Earning Assets	17,264,588	949,512	5.50%	17,054,267	971,332	5.69%
Total Non-Earning Assets	1,369,364			1,346,228
TOTAL ASSETS	$18,633,952			$18,400,495
LIABILITIES
Interest-Bearing deposits:
Interest-bearing deposits	$5,580,592	$141,945	2.54%	$5,506,492	$157,984	2.87%
Money market deposits	3,762,100	118,188	3.14	3,061,461	106,026	3.46
Savings deposits	1,278,138	9,962	0.78	1,463,707	14,587	1.00
Certificates and other time deposits	2,016,857	74,184	3.68	2,413,900	107,530	4.45
Total Interest-Bearing Deposits	12,637,687	344,279	2.72	12,445,560	386,127	3.10
Borrowings	1,138,760	44,500	3.91	1,005,017	40,765	4.06
Total Interest-Bearing Liabilities	13,776,447	388,779	2.82	13,450,577	426,892	3.17
Noninterest-bearing deposits	2,178,427			2,371,004
Other liabilities	303,578			326,423
Total Liabilities	16,258,452			16,148,004
STOCKHOLDERS' EQUITY	2,375,500			2,252,491
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,633,952			$18,400,495
Net Interest Income (FTE)		$560,733			$544,440
Net Interest Spread (FTE) (4)			2.68%			2.52%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.50%			5.69%
Interest Expense / Average Earning Assets			2.25%			2.50%
Net Interest Margin (FTE) (5)			3.25%			3.19%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2025 and 2024. These totals equal $24.7 million and $23.3 million for the years ended December 31, 2025 and 2024, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Net Income Available to Common Stockholders - GAAP	$56,596	$56,297	$56,363	$54,870	$63,880	$224,126	$199,527
Adjustments:
Net realized losses on sales of available for sale securities	—	—	1	7	11,592	8	20,757
Gain on branch sale	—	—	—	—	(19,983)	—	(19,983)
Acquisition-related expenses	524	276	—	—	—	800	—
Non-core expenses (1)(2)(3)(4)	(743)	633	—	—	762	(110)	4,243
Tax on adjustments	53	(220)	—	(2)	1,851	(169)	(1,229)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$56,430	$56,986	$56,364	$54,875	$58,102	$224,655	$203,315

Average Diluted Common Shares Outstanding (in thousands)	57,442	57,448	57,773	58,242	58,247	57,726	58,533

Diluted Earnings Per Common Share - GAAP	$0.99	$0.98	$0.98	$0.94	$1.10	$3.88	$3.41
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	—	0.20	—	0.35
Gain on branch sale	—	—	—	—	(0.34)	—	(0.34)
Acquisition-related expenses	—	—	—	—	—	0.01	—
Non-core expenses (1)(2)(3)(4)	(0.01)	0.01	—	—	0.01	—	0.07
Tax on adjustments	—	—	—	—	0.03	—	(0.02)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.98	$0.99	$0.98	$0.94	$1.00	$3.89	$3.47

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs
(3) Non-core expenses in the Three Months Ended December 31, 2024 included $0.8 million of costs directly related to the branch sale
(4) Non-core expenses in the Twelve Months Ended December 31, 2024 included $2.4 million from duplicative online banking conversion costs, $1.1 million from the FDIC special assessment, and $0.8 million of costs directly related to the branch sale

NET INTEREST MARGIN (FTE) - NON-GAAP
(Dollars in Thousands)
	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Net Interest Income (GAAP)	$139,064	$133,665	$133,014	$130,270	$134,370	$536,013	$521,114
Fully Taxable Equivalent ("FTE") Adjustment	6,185	6,209	6,199	6,127	5,788	24,720	23,326
Net Interest Income (FTE) (Non-GAAP)	$145,249	$139,874	$139,213	$136,397	$140,158	$560,733	$544,440

Average Earning Assets (GAAP)	$17,648,233	$17,282,901	$17,158,984	$16,960,475	$17,089,198	$17,264,588	$17,054,267
Net Interest Margin (GAAP)	3.15%	3.09%	3.10%	3.07%	3.15%	3.10%	3.06%
FTE Adjustment	0.14%	0.15%	0.15%	0.15%	0.13%	0.15%	0.13%
Net Interest Margin (FTE) (Non-GAAP)	3.29%	3.24%	3.25%	3.22%	3.28%	3.25%	3.19%

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Total Average Stockholders' Equity (GAAP)	$2,452,005	$2,367,971	$2,340,010	$2,340,874	$2,312,270	$2,375,500	$2,252,491
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(723,466)	(724,619)	(725,813)	(726,917)	(728,218)	(725,193)	(730,295)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,703,414	$1,618,227	$1,589,072	$1,588,832	$1,558,927	$1,625,182	$1,497,071

Net Income Available to Common Stockholders (GAAP)	$56,596	$56,297	$56,363	$54,870	$63,880	$224,126	$199,527
Plus: Intangible Asset Amortization, Net of Tax	1,183	1,185	1,188	1,206	1,399	4,762	5,744
Tangible Net Income (Non-GAAP)	$57,779	$57,482	$57,551	$56,076	$65,279	$228,888	$205,271

Return on Tangible Common Equity (Non-GAAP)	13.57%	14.21%	14.49%	14.12%	16.75%	14.08%	13.71%

EFFICIENCY RATIO - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Noninterest Expense (GAAP)	$99,522	$96,561	$93,598	$92,902	$96,289	$382,583	$379,266
Less: Intangible Asset Amortization	(1,498)	(1,499)	(1,505)	(1,526)	(1,771)	(6,028)	(7,271)
Less: OREO and Foreclosure Expenses	(775)	(121)	(29)	(600)	(227)	(1,525)	(2,076)
Adjusted Noninterest Expense (Non-GAAP)	$97,249	$94,941	$92,064	$90,776	$94,291	$375,030	$369,919

Net Interest Income (GAAP)	$139,064	$133,665	$133,014	$130,270	$134,370	$536,013	$521,114
Plus: Fully Taxable Equivalent Adjustment	6,185	6,209	6,199	6,127	5,788	24,720	23,326
Net Interest Income on a Fully Taxable Equivalent Basis (Non-GAAP)	$145,249	$139,874	$139,213	$136,397	$140,158	$560,733	$544,440

Noninterest Income (GAAP)	$33,106	$32,477	$31,303	$30,048	$42,742	$126,934	$125,580
Less: Investment Securities (Gains) Losses	—	—	1	7	11,592	8	20,757
Adjusted Noninterest Income (Non-GAAP)	$33,106	$32,477	$31,304	$30,055	$54,334	$126,942	$146,337
Adjusted Revenue (Non-GAAP)	$178,355	$172,351	$170,517	$166,452	$194,492	$687,675	$690,777
Efficiency Ratio (Non-GAAP)	54.52%	55.09%	53.99%	54.54%	48.48%	54.54%	53.55%

Adjusted Noninterest Expense (Non-GAAP)	$97,249	$94,941	$92,064	$90,776	$94,291	$375,030	$369,919
Less: Acquisition-related Expenses	(524)	(276)	—	—	—	(800)	—
Less: Non-core Expenses (1)(2)(3)(4)	743	(633)	—	—	(762)	110	(4,243)
Adjusted Noninterest Expense Excluding Non-core Expenses (Non-GAAP)	$97,468	$94,032	$92,064	$90,776	$93,529	$374,340	$365,676

Adjusted Revenue (Non-GAAP)	$178,355	$172,351	$170,517	$166,452	$194,492	$687,675	$690,777
Less: Gain on Branch Sale	—	—	—	—	(19,983)	—	(19,983)
Adjusted Revenue Excluding Gain on Branch Sale (Non-GAAP)	$178,355	$172,351	$170,517	$166,452	$174,509	$687,675	$670,794
Adjusted Efficiency Ratio (Non-GAAP)	54.65%	54.56%	53.99%	54.54%	53.60%	54.44%	54.51%

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs
(3) Non-core expenses in the Three Months Ended December 31, 2024 included $0.8 million of costs directly related to the branch sale
(4) Non-core expenses in the Twelve Months Ended December 31, 2024 included $2.4 million from duplicative online banking conversion costs, $1.1 million from the FDIC special assessment, and $0.8 million of costs directly related to the branch sale